Exhibit 10.17.1

1.           Extend Term - 6 years.  2. Option to Extend - 5 years.  3. Landlord’s Carpet Contribution - $20,000.00.  4. Landlord’s Work - None.  5. Delete Lease provisions - see para 3.

AMENDMENT TO LEASE

AGREEMENT, made this 19th day of February, 1999, between FIRST INDUSTRIAL, L.P., successor-in-interest to 109 INDUSTRIAL CO., LLC., and LBA PROPERTIES, INC., having an address at 575 Underhill Boulevard, Suite 125, Syosset, New York 11791 (hereinafter referred to as “Landlord”) and THE LANGER BIOMECHANICS GROUP, INC., having an office at 450 Commack Road, Deer Park, New York 11729 (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, the Landlord, as successor-in-interest to 109 INDUSTRIAL CO., LLC., and LBA Properties Inc., and the Tenant herein are parties to a lease dated March 25, 1993 (the “Lease”) with respect to premises consisting of approximately 44,490 square feet of space (the “Premises”) at 450 Commack Road, Deer Park, New York; and

WHEREAS, the Lease shall expire on July 31, 1999; and

WHEREAS, Tenant and Landlord desire to extend the term of the Lease.

NOW, THEREFORE, in consideration of $1.00 to each in hand paid and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed that the Lease is modified as follows:

1.                                       The term of the Lease is extended for six (6) years commencing on August 1, 1999 and ending on July 31, 2005, both dates inclusive, (the “Extended Term”).

2.                                       The annual rental rate and monthly installments thereof during the Extended Term shall be as set forth on Schedule A attached hereto and made a part hereof under the caption “Extended Term”.

3.                                       The following paragraphs are deleted from the Lease and are no longer in force and effect: paragraphs 61st,

63rd, the extension option set forth in Schedule “A” to the Lease and paragraph 1 of the Alteration Schedule to the Lease.

4.                                       Not used.

5.                                       Upon condition that the Tenant is not then in default of any of the terms, covenants and conditions of the Lease, as amended hereby, to be performed by Tenant, Tenant may at Tenant’s election further extend the term of the Lease upon the following terms and conditions:

(a)                                  Notice of election to extend must be given by Tenant to Landlord by certified mail, return receipt requested, no later than January 31, 2005 the time and manner of the notice shall be of the essence. If the procedures herein are not properly followed, this option shall become null and void.

(b)                                 In the event the option is exercised, the term of the Lease shall be extended for a period of four (4) years commencing on August 1, 2005 and ending on July 31, 2009 (the “Further Extended Term”) upon all of the terms, covenants, provisions, and conditions of the Lease, except that the Rental Schedule shall be as provided in subparagraph (c) and Tenant shall have no further right to extend the Lease.

(c)                                  During the Further Extended Term the annual rental rate and monthly installments thereof shall be as shown on Schedule A under the caption “Further Extended Term Rent”.

(d)                                 This option to extend is personal to the Tenant named herein and shall not be exercisable by an assignee or a sub-lessee.

6.                                       Within a reasonable amount of time after the execution of this Amendment, Landlord shall alter the Premises for Tenant in accordance with Landlord’s Work Criteria annexed hereto, if any, and made a part hereof as Schedule B to this Amendment. All such work shall be deemed to have been substantially completed, notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, decoration, and other work remain to be completed, the non-completion of which would not materially interfere with Tenant’s normal use and occupancy of the Premises for its business purposes. In all other respects, Tenant acknowledges that Tenant is in possession of the Premises and that Tenant accepts the Premises and the land and building of which it forms a part in “as is” condition. Tenant further acknowledges that Landlord makes no representation as to the condition thereof, except as herein set forth.

7.                                       Landlord shall contribute up to $20,000.00 to reimburse Tenant for the cost of carpeting to be installed in the offices of the demised premises by Tenant, provided, Tenant is not in default of this lease at the time Tenant demands such payment and provided Tenant delivers to Landlord proof of payment in full for all work done by Tenant at the demised premises together with such demand.

8.                                       Tenant represents and warrants that no broker other than POLIMENI ORGANIZATION, LLC., was involved in this Amendment to Lease.  Tenant agrees to indemnify, defend, and hold harmless Landlord for any and all costs, expenses, and liability including legal fees incurred by Landlord as a result of a breach of the aforementioned warranty or any inaccuracy or alleged inaccuracy of the above representation. Landlord shall pay such broker under a separate agreement.

9.                                       Except as modified by this Amendment to Lease, all of the remaining provisions of the Lease are ratified and approved and shall continue in full force and effect.

10.                                 This Amendment to Lease shall not be binding on Landlord until a duly executed original thereof is delivered to Tenant.

11.                                 This Amendment to Lease may not be changed or terminated orally, but only by an agreement in writing signed by both Landlord and Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have signed this

Amendment to Lease as of the date first-written above.

FIRST INDUSTRIAL, L.P., a Delaware Limited Partnership

BY: FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland Corporation, General Partner

BY:	Jeffrey Cohen, Regional Director

THE LANGER BIOMECHANICS GROUP, INC.

BY:

SCHEDULE “A”

RENTAL SCHEDULE

“EXTENDED TERM”

TERM	MONTHLY	ANNUALLY

8/1/99 - 7/31/2000	$23,202.31	$278,427.83

8/1/2000 - 7/31/2001	$23,915.38	$286,984.51

8/1/2001 - 7/31/2002	$24,656.96	$295,883.47

8/1/2002 - 7/31/2003	$25,428.20	$305,138.39

8/1/2003 - 7/31/2004	$26,445.32	$317,343.92

8/1/2004 - 7/31/2005	$27,503.13	$330,037.67

“FURTHER EXTENDED TERM RENT”

TERM	MONTHLY	ANNUALLY

8/1/2005 - 7/31/2006	$28,603.26	$343,239.17

8/1/2006 - 7/31/2007	$29,747.39	$356,968.73

8/1/2007 - 7/31/2008	$30,937.28	$371,247.47

8/1/2008 - 7/31/2009	$32,174.78	$386,097.36

SCHEDULE “B”

LANDLORD’S WORK CRITERIA

NONE

FIRST INDUSTRIAL REALTY TRUST, INC.	JEFFREY COHEN
575 Underhill Boulevard	Regional Director
P.O. Box 830
Syosset, New York 11791
516/3645000 Ext. 226
Fax 518/384-5019

Via Fax and Regular Mail

February 8, 1999

Donald J. Ennis, Manager

Facilities and Engineering

Director of Safety and Security

The Langer Biomechanics Group, Inc.

450 Commack Road

Deer Park, New York 11729

Re: Lease dated March 25, 1993 (“Lease”) between First Industrial, L.P., as successor-in-interest to LBA Properties, Inc., as landlord (“Landlord”) and The Langer Biomechanics Group, Inc., as tenant (“Tenant”) for a portion of the building at 450 Commack Road, Deer Park, New York (“Building”)

Dear Mr. Ennis:

Reference is made to the extension option contained in Schedule A to the Lease.

The date by which notice must be given to Landlord by Tenant under paragraph (a) is extended to and including February 19, 1999.

In all other respects, the Lease is ratified and confirmed.

Please acknowledge your consent and agreement with the foregoing, by signing where indicated below.

Very truly yours,

FIRST INDUSTRIAL, L.P., a Delaware Limited Partnership

BY: FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland Corporation, General Partner

		BY:	/s/ Jeffrey Cohen
Jeffrey Cohen, Regional Director

CONSENTED AND AGREED TO:

THE LANGER BIOMECHANICS GROUP, INC.

BY:	/s/ Howell Schorr
Name:	Howell Schorr
Title:	Vice President – Operations

FIRST INDUSTRIAL REALTY TRUST, INC.	JEFFREY COHEN
575 Underhill Boulevard	Regional Director
P.O. Box 830
Syosset, New York 11791
516/3645000 Ext. 226
Fax 518/384-5019

Via Fax and Regular Mail

January 29, 1999

Donald J. Ennis, Manager

Facilities and Engineering

Director of Safety and Security

The Langer Biomechanics Group, Inc.

450 Commack Road

Deer Park, New York 11729

Re: Lease dated March 25, 1993 (“Lease”) between First Industrial, L.P., as successor-in-interest to LBA Properties, Inc., as landlord (“Landlord”) and The Langer Biomechanics Group, Inc., as tenant (“Tenant”) for a portion of the building at 450 Commack Road, Deer Park, New York (“Building”)

Dear Mr. Ennis:

Reference is made to the extension option contained in Schedule A to the Lease.

The date by which notice must be given to Landlord by Tenant under paragraph (a) is extended to and including February 8, 1999.

In all other respects, the Lease is ratified and confirmed.

Please acknowledge your consent and agreement with the foregoing, by signing where indicated below.

Very truly yours,

FIRST INDUSTRIAL, L.P., a Delaware Limited Partnership

BY: FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland Corporation, General Partner

		BY:	/s/ Jeffrey Cohen
Jeffrey Cohen, Regional Director

CONSENTED AND AGREED TO:

THE LANGER BIOMECHANICS GROUP, INC.

BY:	/s/ Howell Schorr
Name:	Howell Schorr
Title:	Vice President – Operations

SCHEDULE “A”

RENTAL SCHEDULE

TERM	MONTHLY	ANNUALLY

5/l/93 - 7/31/93	- 0 -	- 0 -

8/1/93 - 7/31/94	$22,264.38	$267,172.50

8/1/94 - 7/31/95	$22,827.92	$273,934.98

8/1/95 - 7/31/96	$23,414.00	$280,967.96

8/1/96 - 7/31/97	$24,023.52	$288,282.26

8/1/97 - 7/31/98	$24,657.43	$295,889.13

8/1/98 - 7/31/99	$25,316.69	$303,800.28

EXTENSION OPTION;

Upon condition that the Tenant is not then in default beyond cure period of any of the terms, covenants and conditions of this lease to be performed by Tenant, Tenant may at Tenant’s election extend the term of this lease upon the following terms and conditions:

(a)                                            Notice of election to extend must be given to Landlord by certified mail, return receipt: requested, no later than February 1, 1999, the time and manner of the notice shall be of the essence.  If the procedures herein are not properly followed, this option shall become null and void.

(b)                                           In the event the option is exercised, the term of this lease shall be extended for a period of four (4) years from August 1, 1999 through July 31, 2003 (the “Extended Term”) upon all of the terms, covenants, provisions, and conditions of this lease, except, that the Rental Schedule shall be as provided in subparagraph (c) and Tenant shall have no further right to extend this lease.

(c)                                            During the Extended Term the annual rental rate and monthly installments thereof shall be:

TERM	MONTHLY	ANNUALLY

8/1/99 - 7/31/2000	$23,202.32	$278,427.83

8/1/2000 - 7/31/2001	$23,915.38	$286,984.51

8/l/2001 - 7/31/2002	$24,656.96	$295,883.47

8/1/2002 - 7/31/2003	$25,428.20	$305,138.39

(d)                                           This option to extend is personal to the Tenant named herein and shall not be exercisable by an assignee or a sub lessee, except to a related entity.